                                                                   EXHIBIT 10.16
                                                                   -------------

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------

    AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 29, 2001, between AMERIKING INDIANA HOLDINGS, INC., a Delaware corporation ("AmeriKing Indiana Holdings"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement (as hereinafter defined).

     WHEREAS, National Restaurant Enterprises, Inc. (the "Borrower"), AmeriKing, Inc. ("AmeriKing"), the Agent and the Banks entered into a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Revolver Credit Agreement"), pursuant to which the Banks, subject to the terms and conditions contained therein, provided certain financial accommodations to the Borrower; and


     WHEREAS, the Borrower, AmeriKing, the Agent and the Banks entered into an Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement" and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements") pursuant to which the Banks, subject to the terms and conditions, contained therein, provided further financial accommodations to the Borrower; and

     WHEREAS, in connection with the Existing Credit Agreements, AmeriKing Indiana Holdings executed and delivered to the Agent, for the benefit of the Agent and the Banks, a Guaranty dated as of December 24, 1998 (as amended and in effect from time to time, the "Guaranty"), pursuant to which AmeriKing Indiana Holdings guaranteed to the Agent and the Banks the payment and performance of the Borrower's Obligations to the Banks and the Agent under or in respect to the Existing Credit Agreements; and

     WHEREAS, the parties to the Existing Credit Agreements and National Restaurant Enterprises Holdings, Inc. ("Holdings") wish to consolidate, amend and restate the Existing Credit Agreements in their entirety by entering into a Consolidated Amended and Restated Revolving Credit Agreement, dated as of the date hereof by and among the Borrower, AmeriKing, Holdings, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"); and

     WHEREAS, AmeriKing Indiana Holdings and the Borrower are members of a group of related entities, the success of either of which is dependent in part on the success of the other members of such group; and

         WHEREAS, AmeriKing Indiana Holdings is expected to receive substantial direct and indirect benefits from the making of loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

         WHEREAS, AmeriKing Indiana Holdings has executed and delivered to the Agent, for the benefit of the Agent and the Banks, an Amended and Restated Guaranty dated as of the date hereof (as amended and in effect from time to time, the "AmeriKing Indiana Holdings Guaranty"), pursuant to which AmeriKing Indiana Holdings guaranteed to the Agent and the Banks the payment and performance of the Borrower's Obligations to the Banks and the Agent under or in respect to the Credit Agreement; and

         WHEREAS, each of AmeriKing Indiana Holdings and the Agent wishes to continue and reaffirm the grants of liens and security interests by AmeriKing Indiana Holdings in favor of the Agent for the benefit of the Banks and the Agent; and

         WHEREAS, it is a condition precedent to the Agent and the Banks making loans or otherwise extending credit to the Borrower under the Credit Agreement that AmeriKing Indiana Holdings execute and deliver to the Agent, for the benefit of the Banks and the Agent, an amended and restated security agreement in substantially the form hereof; and

         WHEREAS, AmeriKing Indiana Holdings and the Agent now wish to amend and restate in its entirety the Existing Security Agreement, for the benefit of the Agent and the Banks as herein provided, which shall amend and restate in its entirety the Existing Security Agreement, and the Existing Security Agreement shall remain in force and effect only as set forth herein;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  Definitions. All capitalized terms used herein without definitions
             -----------
shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such
                   --------  -------
term as defined in Article 9 of the Uniform Commercial Code of such jurisdiction rather than Article 3.

         2.  Grant of Security Interest.
             --------------------------

                 2.1.  Collateral Granted. AmeriKing Indiana Holdings (a) hereby
                       ------------------
ratifies and affirms the grants of security interests made pursuant to the Existing Security Agreement, and (b) to the extent not covered by clause (a), further grants to the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations and of AmeriKing Indiana Holdings' obligations set forth in the AmeriKing Indiana Holdings Guaranty, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of AmeriKing Indiana

Holdings, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

          All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names (other than trademarks and trade names owned by Burger King Corporation and licensed to AmeriKing Indiana Holdings), copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, franchise agreements, agreements of any kind or nature pursuant to which AmeriKing Indiana Holdings possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of AmeriKing Indiana Holdings, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

          2.2.  Delivery of Instruments, etc.
                ----------------------------

               (a) Pursuant to the terms hereof, AmeriKing Indiana Holdings has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that AmeriKing Indiana Holdings shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, AmeriKing Indiana Holdings shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

               (b) To the extent that any securities now or hereafter acquired by AmeriKing Indiana Holdings are uncertificated and are issued to AmeriKing Indiana Holdings or its nominee directly by the issuer thereof, AmeriKing Indiana Holdings shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of AmeriKing Indiana Holdings or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by AmeriKing Indiana Holdings are held by AmeriKing Indiana Holdings or its nominee through a securities intermediary or commodity intermediary, AmeriKing Indiana Holdings shall, at the request of the Agent, use reasonable efforts to cause such securities intermediary or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, without further consent of AmeriKing Indiana Holdings or such nominee. The Agent agrees with AmeriKing Indiana Holdings that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary unless an Event of Default has occurred and is continuing and the Agent has elected to exercise its rights and remedies as contemplated by (S)14.

               (c) To the extent that AmeriKing Indiana Holdings is a beneficiary under any written letter of credit now or hereafter issued in favor of AmeriKing Indiana Holdings, AmeriKing Indiana Holdings shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of AmeriKing Indiana Holdings, make such arrangements with AmeriKing Indiana Holdings as are in the Agent's reasonable judgment necessary and appropriate so that AmeriKing Indiana Holdings may make any drawing to which AmeriKing Indiana Holdings is entitled under such letter of credit, without impairment of the Agent's perfected security interest in AmeriKing Indiana Holdings' rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, AmeriKing Indiana Holdings shall, for any letter of credit, whether or not written, now or hereafter issued in favor of AmeriKing Indiana Holdings as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

          2.3.  Excluded Collateral. Notwithstanding the foregoing provisions of
                -------------------
     this (S)2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by AmeriKing Indiana Holdings as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing
                                         --------  -------
     grant of security interest shall extend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

     3.  Title to Collateral, etc. AmeriKing Indiana Holdings is the owner of
         ------------------------
the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4.  Continuous Perfection.  AmeriKing Indiana Holdings' place of business
         ---------------------
or, if more than one, chief executive offices are indicated on the Perfection Certificate delivered to the Agent herewith (the "Perfection Certificate"). AmeriKing Indiana Holdings will not change the same, or the name, identity or corporate structure of AmeriKing Indiana Holdings in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to (S)2.2, will be kept at those locations listed on the Perfection Certificate and AmeriKing Indiana Holdings will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent.

     5.  No Liens.  Except for the security interest herein granted and liens
         --------
permitted by the Credit Agreement, AmeriKing Indiana Holdings shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and AmeriKing Indiana Holdings shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. AmeriKing Indiana Holdings shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

     6.  No Transfers. AmeriKing Indiana Holdings will not sell or offer to
         ------------
sell or otherwise transfer the Collateral or any interest therein except for (a) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (b) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

     7.  Insurance.
         ---------

               7.1.  Maintenance of Insurance. AmeriKing Indiana Holdings will
                     ------------------------
     maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that AmeriKing Indiana Holdings will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, AmeriKing Indiana Holdings will
     (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of AmeriKing Indiana Holdings; business interruption insurance; and product liability insurance.

          7.2.  Insurance Proceeds. The proceeds of any casualty insurance in
                ------------------
     respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $50,000.00, be disbursed to AmeriKing Indiana Holdings for direct application by AmeriKing Indiana Holdings solely to the repair or replacement of AmeriKing Indiana Holdings' property so damaged or destroyed and (ii) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by AmeriKing Indiana Holdings solely to the repair or replacement of AmeriKing Indiana Holdings' property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Revolver Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

          7.3.  Notice of Cancellation, etc.  All policies of insurance shall
                ---------------------------
     provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by AmeriKing Indiana Holdings to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to AmeriKing Indiana Holdings. AmeriKing Indiana Holdings shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8.   Maintenance of Collateral; Compliance with Law. AmeriKing Indiana
          ----------------------------------------------
Holdings will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. AmeriKing Indiana Holdings will pay promptly when due all taxes (except as expressly set forth in (S)8.8 of the Credit

Agreement), assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. AmeriKing Indiana Holdings has at all times operated, and AmeriKing Indiana Holdings will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9.  Collateral Protection Expenses; Preservation of Collateral.
         ----------------------------------------------------------

            9.1.  Expenses Incurred by Agent. In its discretion, the Agent may
                  --------------------------
     discharge taxes (except as expressly set forth in (S)8.8 of the Credit Agreement) and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. AmeriKing Indiana Holdings agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to AmeriKing Indiana Holdings to make any such expenditures, nor shall the making thereof relieve AmeriKing Indiana Holdings of any default.

            9.2.  Agent's Obligations and Duties. Anything herein to the
                  ------------------------------
     contrary notwithstanding, AmeriKing Indiana Holdings shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by AmeriKing Indiana Holdings thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of AmeriKing Indiana Holdings under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

     10. Securities and Deposits. The Agent may at any time, at its option,
         -----------------------
transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to AmeriKing Indiana Holdings may at any time be applied to or set off against any of the Obligations.

     11.  Notification to Account Debtors and Other Obligors.  If a Default or
          --------------------------------------------------
an Event of Default shall have occurred and be continuing, AmeriKing Indiana Holdings shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of AmeriKing Indiana Holdings and obligors on instruments for which AmeriKing Indiana Holdings is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon AmeriKing Indiana Holdings, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, AmeriKing Indiana Holdings shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by AmeriKing Indiana Holdings as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of AmeriKing Indiana Holdings and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12.  Further Assurances. AmeriKing Indiana Holdings, at its own expense,
          ------------------
shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in (S)2.3, (c) obtaining waivers from mortgagees and landlords and
(d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     13.  Power of Attorney.
          -----------------

            13.1.  Appointment and Powers of Agent.  AmeriKing Indiana Holdings
                   -------------------------------
     hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of AmeriKing Indiana Holdings or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of AmeriKing Indiana Holdings, without notice to or assent by AmeriKing Indiana Holdings, to do the following:

                 (a) upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at AmeriKing Indiana Holdings' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as AmeriKing Indiana Holdings might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to AmeriKing Indiana Holdings, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                 (b) to file such financing statements with respect hereto, with or without AmeriKing Indiana Holdings' signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in AmeriKing Indiana Holdings' name such financing statements and amendments thereto and continuation statements which may require AmeriKing Indiana Holdings' signature.

          13.2.  Ratification by AmeriKing Indiana Holdings.  To the extent
                 ------------------------------------------
     permitted by law, AmeriKing Indiana Holdings hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          13.3.  No Duty on Agent.  The powers conferred on the Agent hereunder
                 ----------------
     are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to AmeriKing Indiana Holdings for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     14.  Remedies.  If an Event of Default shall have occurred and be
          --------
continuing, the Agent may, without notice to or demand upon AmeriKing Indiana Holdings, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as AmeriKing Indiana Holdings can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require AmeriKing Indiana Holdings to assemble all or any part of the Collateral at such location or locations within the state(s) of AmeriKing Indiana Holdings' principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to AmeriKing Indiana Holdings at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. AmeriKing Indiana Holdings hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, AmeriKing Indiana Holdings waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than AmeriKing Indiana Holdings, AmeriKing Indiana Holdings waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

     15.  No Waiver, etc.  AmeriKing Indiana Holdings waives demand, notice,
          ---------------
protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, AmeriKing Indiana Holdings assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

     16.  Marshalling.  Neither the Agent nor any Bank shall be required to
          -----------
marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, AmeriKing Indiana Holdings hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, AmeriKing Indiana Holdings hereby irrevocably waives the benefits of all such laws.

     17.  Proceeds of Dispositions; Expenses.  AmeriKing Indiana Holdings shall
          ----------------------------------
pay to the Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine or in such order or
                                                      --
preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to AmeriKing Indiana Holdings, and AmeriKing Indiana Holdings shall remain liable for any deficiency in the payment of the Obligations.

     18.  Overdue Amounts.  Until paid, all amounts due and payable by AmeriKing
          ---------------
Indiana Holdings hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     19.  Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. AmeriKing Indiana Holdings agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon AmeriKing Indiana Holdings by mail at the address for AmeriKing Indiana Holdings specified in (S)20 of the Credit Agreement. AmeriKing Indiana Holdings hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20.  Waiver of Jury Trial.  AMERIKING INDIANA HOLDINGS WAIVES ITS RIGHT TO
          --------------------
A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, AmeriKing Indiana Holdings waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. AmeriKing Indiana Holdings (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Revolver Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)20.

     21.  Concerning Revised Article 9 of the Uniform Commercial Code.  The
          -----------------------------------------------------------
parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised
Article 9").

          21.1.  Attachment.  In applying the law of any jurisdiction in which
                 ----------
     Revised Article 9 is in effect, the Collateral is all assets of AmeriKing Indiana Holdings, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If AmeriKing Indiana Holdings shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, AmeriKing Indiana Holdings shall immediately notify the Agent in a writing signed by AmeriKing Indiana Holdings of the brief details thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

          21.2.  Perfection by Filing.  The Agent may at any time and from time
                 --------------------
     to time, pursuant to the provisions of (S)13, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of AmeriKing Indiana Holdings or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether AmeriKing Indiana Holdings is an organization, the type of organization and any organization identification number issued to AmeriKing Indiana Holdings. AmeriKing Indiana Holdings agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of AmeriKing Indiana Holdings, as provided in (S)13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

          21.3.  Other Perfection, etc.  AmeriKing Indiana Holdings shall at any
                 ---------------------
     time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. (S)(S) 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised
     Article 9 in any jurisdiction.

          21.4.  Other Provisions. In applying the law of any jurisdiction in
                 ----------------
     which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:


     -----------------------------------------------------------------------------------------------------
     Agreement Section        Existing Article 9                  Revised Article 9
     -----------------------------------------------------------------------------------------------------
     3                        (S) 9-109(3)                        Rev. (S) 9-102(a)(34)
     -----------------------------------------------------------------------------------------------------
     9.2                      (S) 9-207                           Rev. (S)9-207
     -----------------------------------------------------------------------------------------------------
     12                       (S)(S) 8-106 and 9-115 (1994)       Rev. (S)(S) 8-106 and 9-106
     -----------------------------------------------------------------------------------------------------
     17                       (S)9-504(1)(c)                      Rev. (S)(S) 9-608(a)(1)(C) and
                                                                       9-615(a)(3)
     -----------------------------------------------------------------------------------------------------

          21.5.  Savings Clause.  Nothing contained in this (S)21 shall be
                 --------------
     construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Bank hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     22.  Miscellaneous.  The headings of each section of this Agreement are for
          -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon AmeriKing Indiana Holdings and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. AmeriKing Indiana Holdings acknowledges receipt of a copy of this Agreement.

     23.  Transitional Arrangements.  This Security Agreement shall amend and
          -------------------------
restate in its entirety the Existing Security Agreement on the Closing Date. On the Closing Date, the rights and obligations of the respective parties under the Existing Security Agreement shall be subsumed within and governed by this Security Agreement, provided
                    --------
that, the provisions of the Existing Security Agreement shall remain in full
----
force and effect prior to the Closing Date, and that the liens granted pursuant to the Existing Security Agreement shall continue to be in effect hereunder as set forth in (S)2.1.

     IN WITNESS WHEREOF, intending to be legally bound, AmeriKing Indiana Holdings has caused this Agreement to be duly executed as of the date first above written.

                                   AMERIKING INDIANA HOLDINGS, INC.

                                   By: /s/ A Richard Caputo, Jr.
                                      -----------------------------------------
                                        Title: Vice President

Accepted:

FLEET NATIONAL BANK,
 as Agent

By: /s/ James J. O'Brian
   -----------------------------
     Title: Authorized Officer

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York )
                                  )  ss.
COUNTY OF New York                )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of June, 2001, personally appeared A. Richard Caputo to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President of AmeriKing Indiana Holdings, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said A. Richard Caputo acknowledged said instrument to be the free act and deed of said corporation.

                                /s/ Dawn M. Schoenig
                                ------------------------------
                                Notary Public
                                My commission expires: